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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report -- February 19, 1997



                       YOUTH SERVICES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



  Maryland                                  0-23284                                  52-1715690
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  (State of                                 (Commission                             (IRS Employer
Incorporation)                              File Number)                        Identification No.)



2 Park Center Court, Suite 200, Owings Mills, Maryland              21117
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(Address of principal executive offices)                          (Zip Code)


                                (410) 356-8600
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              (Registrant's telephone number, including area code)


        6 Park Center Court, Suite 211, Owings Mills, Maryland  21117
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                                (Former Address)











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         Items 1 through 4 and Item 6 have been omitted since the items are either inapplicable or the answer is negative.


Item 5.                    OTHER EVENTS

         On February 13, 1997, Youth Services International, Inc. issued a press release regarding the filing of a registration statement on Form S-3 for the resale of Common Stock by certain principal shareholders of the Company. A copy of the press release is attached to this report as Exhibit 99.1.


Item 7.                    FINANCIAL STATEMENTS AND EXHIBITS

                  (a) & (b)     Financial Statements of Businesses Acquired
                                and Pro Forma Financial Information

                       Not applicable.

                  (c)           Exhibits

Exhibit No.                     Description of Exhibits
-----------                     -----------------------
    99.1                        Press Release regarding the filing of a
                                registration statement on Form S-3 for the
                                resale of Common Stock by certain principal
                                shareholders of the Company.
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                       YOUTH SERVICES INTERNATIONAL, INC.


                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             YOUTH SERVICES INTERNATIONAL, INC.


                                             By:/s/ William P. Mooney
                                             --------------------------------
                                             William P. Mooney
                                             Chief Financial Officer


Date:  February 19, 1997




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                                 EXHIBIT INDEX





Exhibit No.                         Description of Exhibits
-----------                         -----------------------

  99.1                              Press Release regarding the filing of a
                                    registration statement on Form S-3 for the resale of Common Stock by certain principal shareholders of the Company.